Last Updated  10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$16	$43	$100		$159	$(24)
2	Pinnacle West Energy	5	2	3		11	(1)
3	APS Energy Services	8	5	1		13	(7)
4	SunCor	1	2	6		10	8
5	El Dorado	3	2	1		6	24
6	Parent Company	(13)	1	(1)		(15)	(39)

7	Income From Continuing Operations	20	55	110		184	(39)
	Income From Discontinued Operations -
8	Net of Tax	5	1	—		7	—

9	Net Income	$25	$56	$110		$191	$(39)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.17	$0.47	$1.10		$1.74	$(0.41)
11	Pinnacle West Energy	0.06	0.02	0.04		0.12	(0.02)
12	APS Energy Services	0.08	0.06	0.01		0.15	(0.09)
13	SunCor	0.01	0.02	0.07		0.11	0.08
14	El Dorado	0.03	0.02	0.01		0.06	0.28
15	Parent Company	(0.13)	0.01	(0.03)		(0.16)	(0.45)

16	Income From Continuing Operations	0.22	0.60	1.20		2.02	(0.61)
	Income From Discontinued Operations -
17	Net of Tax	0.06	0.01	—		0.07	(0.01)

18	Net Income	$0.28	$0.61	$1.20		$2.09	$(0.62)

19	BOOK VALUE PER SHARE	$29.39	$29.95	$30.68		$30.68	$(0.71)
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,359	91,450	91,467		91,432	6,573
21	End of Period	91,257	91,262	91,271		91,271	6,515

See Glossary of Terms.	Page 1 of 8

Last Updated          10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES
	(Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$168	$233	$363		$764	$30
23	Business	196	251	284		731	15

24	Total retail	364	484	647		1,495	45
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4	5		12	6
26	Retail load hedge management	5	8	27		40	(72)
27	Transmission for others	6	5	9		20	2
28	Other miscellaneous services	7	6	6		19	9

29	Total regulated electricity	385	507	694		1,586	(10)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	44	20	8		72	54
31	Realized margins on electricity trading	5	2	2		9	(37)
32	Other delivered electricity (a)	122	147	156		425	299

33	Total delivered marketing and trading	171	169	166		506	316

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(2)	(2)	(5)		(9)	(11)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(3)	1	(4)		(7)	27
36	Change in mark-to-market for future-period deliveries	(3)	(1)	(2)		(5)	(60)

37	Total other marketing and trading	(8)	(2)	(11)		(21)	(44)

38	Total marketing and trading	163	167	155		485	272

39	Total electric operating revenues	$548	$674	$849		$2,071	$262

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $4 million was transferred to “realized” for the third quarter of 2003. Lines 31 and 34 include amounts totaling $4 million of realized gains for the third quarter of 2003.

See Glossary of Terms.	Page 2 of 8

Last Updated          10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	2,104	2,543	4,126		8,773	385
41	Business	2,849	3,450	3,891		10,190	309

42	Total retail	4,953	5,993	8,017		18,963	694
	Wholesale electricity delivered
43	Traditional contracts	130	131	127		388	54
44	Retail load hedge management	109	205	446		760	(1,586)

45	Total regulated electricity	5,192	6,329	8,590		20,111	(838)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	992	476	203		1,671	931
47	Electricity trading	3,910	3,140	4,185		11,235	(1,378)
48	Other delivered electricity	2,470	3,004	2,623		8,097	5,691

49	Total delivered marketing and trading	7,372	6,620	7,011		21,003	5,244

50	Total electric sales	12,564	12,949	15,601		41,114	4,406

See Glossary of Terms.	Page 3 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$1	$—		$4	$(1)
52	Other electricity marketing and trading (a)	24	21	9		54	(22)

53	Total electricity	27	22	9		58	(23)
54	Other commodities (a)	(2)	(2)	(5)		(9)	(11)

55	Total realized margin	25	20	4		49	(34)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(5)	(2)	(3)		(10)	21
57	Other commodities (a)	2	3	—		3	7
58	Charge related to trading activities with Enron and its affiliates	—	—	—		—	—

59	Subtotal	(3)	1	(3)		(7)	28

60	Total current period effects (b)	22	21	1		42	(6)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	(6)	1	—		(4)	(61)
62	Other commodities	3	(2)	(3)		(1)	6

63	Total future period effects	(3)	(1)	(3)		(5)	(55)

64	Total gross margin	$19	$20	$(2)		$37	$(61)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of September 30, 2003, Pinnacle West had accumulated mark-to-market net gains of $30 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $2 million; 2004, $6 million; 2005, $6 million; 2006 and thereafter, $16 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2003. A $3 million realized gain is included in the $9 million on line 52 for the third quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$17	$21	$6		$44	$(69)
66	Natural gas	2	3	(5)		—	1
67	Coal	(1)	(1)	—		(2)	—
68	Emission allowances	—	(3)	(3)		(6)	1
69	Other	1	—	—		1	1

70	Total gross margin	$19	$20	$(2)		$37	$(66)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$(2)	$—	$—		$(2)	$(5)
72	Other marketing and trading	4	4	(2)		6	(67)
	APS
73	Generation sales other than native load	6	1	—		7	5
74	Other marketing and trading	—	3	(6)		(3)	(3)
	Pinnacle West Energy
75	Generation sales other than native load	(1)	—	—		(1)	(1)
76	Other marketing and trading	—	—	—		—	—
	APS ES
77	Other marketing and trading	12	12	6		30	5

78	Total gross margin before income taxes	$19	$20	$(2)		$37	$(66)

See Glossary of Terms.	Page 5 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	827,937	821,331	824,655		824,641	26,217
80	Business	101,999	102,601	103,262		102,621	2,703

81	Total	929,936	923,932	927,917		927,262	28,921
82	Wholesale customers	65	66	66		66	(1)

83	Total customers	930,001	923,998	927,983		927,327	28,920

84	Customer Growth (% over prior year)	3.3%	3.1%	3.2%		3.2%	0.1%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,235	2,516	3,871		8,622	370
86	Business	2,880	3,494	3,832		10,206	330

87	Total	5,115	6,010	7,703		18,828	700

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,541	3,096	5,004		10,639	133
89	Business	27,927	33,625	37,677		99,289	387
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,700	3,063	4,694		10,463	128
91	Business	28,236	34,058	37,113		99,461	616
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,569	5,571	6,332		6,332	529

See Glossary of Terms.	Page 6 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,306	2,047	2,230		6,583	(303)
94	Coal	2,770	2,823	2,970		8,563	(310)
95	Gas, oil and other	1,288	1,572	2,696		5,556	2,642

96	Total	6,364	6,442	7,896		20,702	2,029

	Purchased power
97	Firm load	(15)	606	1,099		1,690	(85)
98	Marketing and trading	6,489	6,349	7,255		20,093	2,730

99	Total	6,474	6,955	8,354		21,783	2,645

100	Total energy sources	12,838	13,397	16,250		42,485	4,674

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	98%	86%	93%		93%	(4)%
102	Coal	75%	75%	79%		76%	(3)%
103	Gas, oil and other	26%	31%	44%		35%	10%
104	System average	58%	59%	64%		60%	(5)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	31	136	61		76	29
106	Coal	292	254	277		275	91
107	Gas	189	148	154		164	119

108	Total	512	538	492		515	239
109	Generation Fuel Cost ($/MWh)	$15.89	$16.80	$19.52		$17.84	$4.85

See Glossary of Terms.	Page 7 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$49.66	$48.88	$52.88		$50.47	$19.49
111	SP15	$54.35	$50.73	$53.54		$52.87	$21.03
	Off-Peak
112	Palo Verde	$36.09	$25.48	$36.08		$32.55	$14.39
113	SP15	$39.70	$28.27	$37.81		$35.26	$15.84
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	76	1,550	2,701		4,327	(150)
115	Heating degree-days	349	17	—		366	(106)
116	Average humidity	44%	18%	30%		30%	9%
	10-Year Averages
117	Cooling degree-days	77	1,478	2,489		4,044	2,489
118	Heating degree-days	546	34	—		580	—
119	Average humidity	45%	25%	34%		35%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	8,030	10,613	7,358		26,001	2,556
121	Multi-family	863	2,053	730		3,646	(835)

122	Total	8,893	12,666	8,088		29,647	1,721

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	1.0%	0.6%	0.8%		0.8%	1.1%
124	Unemployment rate (%, seasonally adjusted)	5.7%	5.9%	6.1%		6.1%	(0.1)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending August 2003.

See Glossary of Terms.	Page 8 of 8